Business combination (Details Narrative)	6 Months Ended
Mar. 31, 2026 USD ($)
Business combination
Identified intangible asset	$ 2,000,000
Total fair value of net identifiable assets acquired	$ 2,000,000
Ownership acquired	100.00%
Intangible assets useful life	2 years
Description of annual amortization expense	annual amortization expense of approximately $1,000,000 for each of the next two full fiscal years